LETTER OF TRANSMITTAL
                     To Tender Units of Beneficial Interest
                                       of
                               TEL OFFSHORE TRUST
            Pursuant to the Offer to Purchase Dated January 28, 1998
                                       by
                          MAGNUM HUNTER RESOURCES, INC.


     THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, FEBRUARY 27, 1998, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        The Depositary for the Offer is:

                         SECURITIES TRANSFER CORPORATION

By Mail:
P.O. Box 701629
Dallas, Texas 75370
Attn: Stock Transfer

By Facsimile:
(For Eligible Institutions Only)
(972) 248-4797

Confirm by Telephone:
(972) 447-9890

By Hand/Overnight Courier:
16910 Dallas Parkway
Suite 100
Dallas, Texas 75248
Attn: Stock Transfer

     DELIVERY  OF THIS  LETTER OF  TRANSMITTAL  TO AN ADDRESS  OTHER THAN AS SET
FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND, TO AVOID BACKUP FEDERAL INCOME TAX WITHHOLDING, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


                          DESCRIPTION OF UNITS TENDERED


Name(s) and Address(es) of Registered Holder(s)    Unit           Number of         Number of
(Please fill in, if blank, exactly as name(s)      Certificate    Units             Units
 appear(s) on the Certificate(s))                  Number(s)(1)   Represented by    Tendered(2)
                                                                  Certificate(s)(1)
----------------------------------------------  --------------  -----------------  ---------------


                                                   Total Units
                                                --------------  -----------------  ---------------
(1)  Need not be  completed  by Unit  holders  delivering  Units  by  Book-Entry Transfer.

(2)  Unless otherwise  indicated,  it will be assumed that all Units represented by  Certificates  delivered  to the  Depositary  are  being  tendered.  See
     Instruction 4.
--------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be completed by holders of Units (as defined below) of TEL Offshore Trust (the "Unit holders") if certificates evidencing Units ("Certificates") are to be forwarded with this Letter of Transmittal or if delivery of Units is to be made by book-entry transfer to an account maintained by Securities Transfer Corporation (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below).

     Unit holders whose Certificates are not immediately available or who cannot deliver either their Certificates for, or a Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase) with respect to, their Units and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) may tender their Units according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2 hereof. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

o CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER).

     Name of Tendering Institution:_____________________________________________
     Account Number with DTC:___________________________________________________
     Transaction Code Number:___________________________________________________

o CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND
     COMPLETE THE FOLLOWING.  PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE
     OF GUARANTEED DELIVERY.

     Name(s) of Registered Holder(s):___________________________________________
     Window Ticket Number (if any):_____________________________________________
     Date of Execution of Notice of Guaranteed Delivery:________________________ Name of Institution Which Guaranteed Delivery:_____________________________ If delivered by book-entry transfer, check below:__________________________
     o  DTC
     Account Number with DTC:___________________________________________________
     Transaction Code Number:___________________________________________________

                   NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Magnum Hunter Resources, Inc., a Nevada corporation ("Purchaser"), the above-described Units of beneficial interest (the "Units"), of TEL Offshore Trust, a trust organized under the laws of Texas (the "Trust"), for $5.80 per Unit, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated January 28, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements hereto or thereto, constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more wholly owned subsidiaries of Purchaser, the right to purchase Units tendered pursuant to the Offer, but any such transfer or assignment will not prejudice the rights of tendering Unit holders to receive payment for Units validly tendered and accepted for payment pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of, or payment for, Units tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Units that are being tendered hereby and any and all other Units or other securities issued or issuable in respect of such Units on or after January 28, 1998 (a "Distribution"), and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Units (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Certificates evidencing such Units (and any Distributions), or transfer ownership of such Units (and all Distributions) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Purchaser, upon receipt by the Depositary as the undersigned's agent, of the purchase price with respect to such Units; (ii) present such Units (and any Distributions) for transfer on the books of the Trust; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Units (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned hereby irrevocably appoints each designee of Purchaser as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to all Units tendered hereby and accepted for payment and paid for by Purchaser (and any Distributions), including, without limitation, the right to vote such Units (and any Distributions) in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper. All such powers of attorney and proxies, being deemed to be irrevocable, shall be considered coupled with an interest in the Units tendered with this Letter of Transmittal. Such appointment will be effective if, when, and only to the extent that, Purchaser accepts such Units for payment pursuant to the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Units (and any Distributions) will be revoked, without further action, and no subsequent powers of attorneys and proxies may be given by the undersigned with respect thereto (and, if given, will be deemed ineffective). The designees of Purchaser will, with respect to the Units (and any Distributions) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned with respect to such Units (and any Distributions) as they in their sole discretion may deem proper. Purchaser reserves the absolute right to require that, in order for Units to be deemed validly tendered, immediately upon the acceptance for payment of such Units, Purchaser or its designees are able to exercise full voting rights with respect to such Units (and any Distributions), including voting at any meeting of Unit holders then scheduled.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Units tendered hereby (and any Distributions), that the undersigned own(s) the Units tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that such tender of Units complies with Rule 14e- 4 under the Exchange Act, and that, when the Units are accepted for payment and paid for by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto (and to any Distributions), free and clear of all liens, restrictions, charges and encumbrances, and that the Units tendered hereby (and any Distributions) will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Units tendered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions issued to the undersigned on or after January 28, 1998, in respect of the Units tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

     The undersigned understands that the valid tender of Units pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Purchaser with respect to such Units, upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Units tendered hereby.

     Unless otherwise indicated in this Letter of Transmittal under "Special Payment Instructions," please issue the check for the purchase price and return any Certificates evidencing Units not purchased or not tendered, in the name(s) of the registered holder(s) appearing under "Description of Units Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Units purchased and return any Certificates evidencing Units not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Units Tendered." In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please issue the check for the purchase price of all Units purchased and return any such Certificates evidencing Units not tendered or not purchased (and accompanying documents, as appropriate) in the name(s) of, and deliver such check and return such Certificates (and accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated in this Letter of Transmittal under "Special Payment Instructions," in the case of a book-entry delivery of Units, please credit the account maintained by the undersigned at the Book-Entry Transfer Facility with respect to any Units not purchased. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Units from the name of the registered holder(s) if Purchaser does not accept for payment any of the Units tendered hereby.

o CHECK HERE IF ANY OF THE CERTIFICATES EVIDENCING UNITS THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

Number of Units represented by the lost or destroyed Certificates:__________



           SPECIAL PAYMENT INSTRUCTIONS                                        SPECIAL DELIVERY
          (See Instructions 1, 5, 6 and 7)                                        INSTRUCTIONS
                                                                         (See Instructions 1, 5, 6 and 7)
     To be completed ONLY if Certificates for
Units not tendered or not purchased and/or the                        To be completed ONLY if Certificates
check for the purchase price of Units purchased are              for Units not tendered or not purchased
to be issued in the name of someone other than the               and/or the check for the purchase price of
undersigned, or if Units delivered by book-entry                 Units purchased are to be sent to someone
transfer that are not purchased are to be returned               other than the undersigned or to the
by credit to an account maintained at the Book-                  undersigned at an address other than that
Entry Transfer Facility, other than to the account               shown above.
indicated above.

        Issue Check and/or Certificate(s) to:

Name:  ______________________________________                    Mail Check and/or Certificate(s) to:
               (Please type or Print)
Address: ____________________________________                    Name: ____________________________________
                                                                                (Please type or Print)
         ____________________________________                    Address:__________________________________
                 (Include Zip Code)
                                                                         __________________________________
     (Tax Identification or Social Security No.)                                  (Include Zip Code)
         (Also complete Substitute Form W-9)                             __________________________________
                                                                 (Tax Identification or Social Security No.)
     Credit unpurchased Units delivered by book-entry
transfer to the Book-Entry Transfer Facility account
set forth below:


          ___________________________________
                (DTC Account Number)


                                  INSTRUCTIONS
              Forming Part of the Terms and Conditions of the Offer

     1. Guarantee of Signatures. Except as otherwise provided below, no signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes of this document, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Units) of Units tendered herewith and such registered holder has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Units are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). In all other cases, all signatures on the Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If the Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or Certificates evidencing unpurchased Units are to be issued or returned to, a person other than the registered owner, then the tendered Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Certificates, with the signatures on the Certificates or stock powers guaranteed by an Eligible Institution as provided in this Letter of Transmittal. See Instruction 5.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by Unit holders if Certificates evidencing Units are to be forwarded with this Letter of Transmittal or if delivery of Units is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a Unit holder to validly tender Units pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile), with any required signature guarantees and any other required documents, must be received by the Depositary at one of its addresses set forth in this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase) and either (i) Certificates for tendered Units must be received by the Depositary at one of those addresses on or prior to the Expiration Date or (ii) Units must be delivered pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary on or prior to the Expiration Date or (b) the tendering Unit holder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

     Unit holders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer on or prior to the Expiration Date may tender their Units by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date, and (iii) Certificates representing all tendered Units in proper form for transfer, or a Book-Entry Confirmation with respect to all the tendered Units, together with a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in Section 2 of the Offer to Purchase) in connection with a book-entry transfer and any other documents required by this Letter of Transmittal, must be received by the Depositary within three American Stock Exchange, Inc. trading days after the date of such Notice of Guaranteed Delivery. If Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile) must accompany each delivery.

     The method of delivery of Certificates, this Letter of Transmittal and any other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and sole risk of the tendering Unit holder and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent tenders will be accepted and no fractional Units will be purchased. All tendering Unit holders, by execution of this Letter of Transmittal (or a facsimile), waive any right to receive any notice of the acceptance of their Units for payment.

     3. Inadequate Space. If the space provided in this Letter of Transmittal is inadequate, the information required under "Description of Units Tendered" should be listed on a separate signed schedule attached to this Letter of Transmittal.

     4. Partial Tenders. If fewer than all of the Units represented by any Certificates delivered to the Depositary with this Letter of Transmittal are to be tendered, fill in the number of Units which are to be tendered in the box entitled "Number of Units Tendered." In such cases, a new Certificate for the untendered Units that were evidenced by your old Certificate(s), together with any tendered Units evidenced by such Certificates that were not purchased, will be sent, without expense, to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the expiration or termination of the Offer. All Units represented by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Units tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Units tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Units tendered hereby are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to Purchaser of that person's authority to so act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Units listed and transmitted hereby, no endorsements of Certificates or separate instruments of transfer are required unless payment is to be made, or Certificates not tendered or not purchased are to be issued or returned, to a person other than the registered holder(s). Signatures on the Certificates or instruments of transfer must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Units evidenced by the Certificate(s) listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name(s) of the registered holder(s) appear on the Certificate(s). Signatures on the Certificate(s) or instruments of transfer must be guaranteed by an Eligible Institution.

     6. Transfer Taxes. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Units to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Units purchased is to be made to, or (in the circumstances permitted hereby) if Certificates for Units not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Units purchased, unless evidence satisfactory to Purchaser of the payment of such taxes or exemption therefrom is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) listed in this Letter of Transmittal.

     7. Special Payment and Delivery Instructions. If a check for the purchase price of any Units tendered hereby is to be issued, or a Certificate evidencing Units not tendered or not purchased is to be issued in the name of a person other than the persons signing this Letter of Transmittal or if such check or any such Certificate is to be sent to someone other than the persons signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed. If any tendered Units are not purchased for any reason and the Units are delivered by the Book-Entry Transfer Facility, the Units will be credited to an account maintained at the Book-Entry Transfer Facility.

     8. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent (as defined below) at its address or telephone number set forth below and requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or brokers, dealers, commercial banks and trust companies and such materials will be furnished at Purchaser's expense.

     9. Waiver of Conditions. The conditions of the Offer may be waived by Purchaser, in whole or in part, at any time or from time to time, in Purchaser's sole discretion.

     10. Substitute Form W-9. Under U.S. federal income tax law, each tendering Unit holder is required to provide the Depositary with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided below. If the Unit holder is an individual, the TIN is his or her Social Security number. If the Depositary is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Unit holder or other payee to a $50 penalty and to 31% federal income tax withholding on the payment of the purchase price for the Units.

     To prevent backup withholding on any payment made to a Unit holder or other payee pursuant to the Offer, the Unit holder is required to notify the Depositary of the holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (i) the Unit holder is exempt from backup withholding, (ii) the Unit holder has not been notified by the IRS that the Unit holder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the IRS has notified the Unit holder that the holder is no longer subject to backup withholding.

     The box in Part 3 of the Substitute Form W-9 should be checked if the tendering Unit holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 has been checked and the Certificate of Awaiting Taxpayer Identification Number has been completed, if the Depositary is not provided a TIN by the time of payment, the Depositary will withhold 31% of all payments of the purchase price made pursuant to the Offer until a TIN is provided to the Depositary.

     The Unit holder is required to give the Depositary the TIN of the record owner of the Units. If the Units are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain Unit holders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Such holders may nevertheless complete the attached Substitute Form W-9 below and write "exempt" on the face thereof to avoid possible erroneous backup withholding. A NonU.S. Unit holder may qualify as an exempt recipient by submitting to the Depositary a properly completed IRS Form W-8 signed under penalties of perjury attesting to its exempt status. A Form W-8 may be obtained from the Depositary. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which Unit holders are exempt from backup withholding.

     If backup withholding applies, the Depositary is required to withhold 31% of any payment paid to the Unit holder or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of tax, a refund may be obtained from the IRS provided the required information is furnished.

     Purchaser and Depositary reserve the right in their sole discretion to take whatever steps are necessary to comply with their obligations regarding backup withholding.

     11. Lost or Destroyed Certificates. If any Certificate(s) representing Units has been lost or destroyed, the Unit holder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Units lost or destroyed. The Unit holders will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

     Important: This Letter of Transmittal or a manually signed facsimile (together with Certificates or a Book-Entry Confirmation for Units and any other required documents) must be received by the Depositary, or a Notice of Guaranteed Delivery must be received by the Depositary, on or prior to the Expiration Date.

                                    IMPORTANT
                 Unit holder: SIGN HERE AND COMPLETE SUBSTITUTE
                               FORM W-9 ON REVERSE

      __________________________________________________________________
                        (Signature(s) of Unit holder(s))

      __________________________________________________________________
                        (Signature(s) of Unit holder(s))

Dated: ...................................,  1998

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Certificate or on a security position listing or by person(s) authorized to become registered holder(s) by Certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers or corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s)     ............................................................

            ............................................................
                             (Please Type or Print)
Capacity (Full Title)...................................................
                               (See Instruction 5)
Address     ............................................................

            ............................................................
                               (Include Zip Code)
Daytime Area Code and Telephone Number  ................................
                                                     (Home)
                                        ................................
                                                     (Business)
Taxpayer Identification or Social Security No.  ........................
                 (Complete Substitute Form W-9 on Reverse Side)

                            GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)
     ...................................................................
                            (Authorized Signature(s))

     ....................................................................
                                     (Name)

     ....................................................................
                                 (Name of Firm)

     ....................................................................

     ....................................................................
                          (Address Including Zip Code)

     ....................................................................
                        (Area Code and Telephone Number)

Dated: ...................................,  1998




                  PAYER'S NAME: Securities Transfer Corporation

PAYEE'S NAME:__________________________________________________________________
BUSINESS NAME (IF DIFFERENT):__________________________________________________
ADDRESS:_______________________________________________________________________

MARK APPROPRIATE BOX:                Individual/Sole Proprietor         Corporation         Partnership          Other

SUBSTITUTE                           Part 1-PLEASE PROVIDE YOUR TIN IN                       __________________________
                                     THE BOX AT RIGHT AND CERTIFY BY                         Social Security Number(s)
Form W-9                             SIGNING AND DATING BELOW.
                                                                                       OR    __________________________
                                                                                              Employer Identification
                                                                                                     Number(s)
Department of the Treasury           Part 2-                                           Part 3-
Internal Revenue Service             Certification - Under Penalties of Perjury, I     Awaiting TIN |_|
                                     certify that:

                                     (1) The  number  shown  on this  form is my
                                         correct taxpayer  identification number
                                         (or I am  waiting  for a  number  to be
                                         issued for me), and
                                     (2) I am not subject to backup  withholding
                                         because:  (a) I am exempt  from  backup
                                         withholding,  or  (b) I have  not  been
                                         notified   by  the   Internal   Revenue
                                         Service  (IRS)  that  I am  subject  to
                                         backup  withholding  as a  result  of a
                                         failure  to  report  all   interest  or
                                         dividends,  or (c) the IRS has notified
                                         me  that  I am  no  longer  subject  to
                                         backup withholding.

Payer's  Request for Taxpayer            Certification  Instructions  - You must cross out item (2) above if you have been
identification  Number ("TIN")           notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return.

                                         SIGNATURE                                DATE
                                         ---------------------------------------  ------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU  CHECKED THE  BOX IN
         PART 3 OF THE SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me pursuant to the Offer thereafter will be withheld until I provide a taxpayer identification number.

SIGNATURE                                      DATE
--------------------------------               ---------------------------------

                     The Information Agent for the Offer is:

                     Corporate Investor Communications, Inc.
              111 Commerce Road o Carlstadt, New Jersey 07072-2586
                 Banks and Brokers call toll-free (800) 346-7885
                    All others call toll-free (800) 206-9438








January 28, 1998